THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933
ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.



                            SHARE PURCHASE AGREEMENT


THIS AGREEMENT is made as of the 21st day of April, 2006

AMONG:

            PACIFIC NORTHWEST PRODUCTIONS INC., a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at 7164 Scott Road, Surrey, B.C. Canada V3W 3M8

            ("Pacific")

AND:

            XI'AN TSINING HOUSING DEVELOPMENT CO., LTD., a company formed pursuant to the laws of the People's Republic of China and having an office for business located at 6 Youyi Dong Lu, Han Yuan 4 Lou, Xi'An, Shaanxi Province, China

            ("Tsining Housing")

AND:

            The shareholders of Tsining Housing, each of whom are set forth on the signature page of this Agreement

            (the "Tsining Housing Shareholders")

WHEREAS:

A. The Tsining Housing Shareholders own 50,000,000 registered shares of Tsining Housing, constituting 100% of the presently issued and outstanding Tsining Housing Shares;

B. Pacific is a reporting company whose common stock is quoted on the NASD "Bulletin Board"; and

C. The respective Boards of Directors of Pacific, and Tsining Housing deem it advisable and in the best interests of Pacific and Tsining Housing that Tsining Housing become a wholly-owned subsidiary of Pacific (the "Acquisition") pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1   In this Agreement the following terms will have the following meanings:

      (a) "ACQUISITION" means the Acquisition, at the Closing, of Tsining Housing by Pacific pursuant to this Agreement;

      (b) "ACQUISITION SHARES" means the 2,000,000 Pacific Common Shares to be issued to the Tsining Housing Shareholders at Closing pursuant to the terms of the Acquisition;

      (c) "AGREEMENT" means this share purchase agreement among Pacific, Tsining Housing, and the Tsining Housing Shareholders;

      (d) "CLOSING" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;

      (e) "CLOSING DATE" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

      (f) "PACIFIC ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of Pacific, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Pacific (other than a Pacific Material Contract) as of December 31, 2005 as set forth is Schedule "B" hereto;

      (g) "PACIFIC ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to Pacific, on a consolidated basis, as of December 31, 2005 as set forth in Schedule "C" hereto;

      (h) "PACIFIC ASSETS" means the undertaking and all the property and assets of the Pacific Business of every kind and description wheresoever situated including, without limitation, Pacific Equipment, Pacific Inventory, Pacific Material Contracts, Pacific Accounts Receivable, Pacific Cash, Pacific Intangible Assets and Pacific Goodwill, and all credit cards, charge cards and banking cards issued to Pacific;

      (i) "PACIFIC BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of Pacific or relating to the Pacific Business as set forth in Schedule "D" hereto;

      (j) "PACIFIC BUSINESS" means all aspects of any business conducted by Pacific;

      (k) "PACIFIC CASH" means all cash on hand or on deposit to the credit of Pacific on the Closing Date;

      (l) "PACIFIC COMMON SHARES" means the shares of common stock in the capital of Pacific;

      (m) "PACIFIC DEBT TO RELATED PARTIES" means the debts owed by Pacific to any affiliate, director or officer of Pacific as described in Schedule "E" hereto;

      (n) "PACIFIC EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the Pacific Business, including, without limitation, the items more particularly described in Schedule "F" hereto;

      (o) "PACIFIC FINANCIAL STATEMENTS" means, collectively, the audited consolidated financial statements of Pacific for the two fiscal years ended December 31, 2005, together with the unqualified auditors' report thereon, true copies of which are attached as Schedule "A" hereto;

      (p) "PACIFIC GOODWILL" means the goodwill of the Pacific Business including the right to all corporate, operating and trade names associated with the Pacific Business, or any variations of such names as part of or in connection with the Pacific Business, all books and records and other information relating to the Pacific Business, all necessary licenses and authorizations and any other rights used in connection with the Pacific Business;

      (q) "PACIFIC INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to the Pacific Assets and the Pacific Business as described in Schedule "G" hereto;

      (r) "PACIFIC INTANGIBLE ASSETS" means all of the intangible assets of Pacific, including, without limitation, Pacific Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Pacific;

      (s) "PACIFIC INVENTORY" means all inventory and supplies of the Pacific Business as of December 31, 2005, as set forth in Schedule "H" hereto;

      (t) "PACIFIC MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of Pacific in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Pacific is entitled whereunder Pacific is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto;

      (u) "PLACE OF CLOSING" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Pacific and Tsining Housing may mutually agree upon;

      (v) "TSINING HOUSING ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of Tsining Housing, due and owing or otherwise constituting a binding obligation of Tsining Housing (other than a Tsining Housing Material Contract) as of December 31, 2005 as set forth in Schedule "K" hereto;

      (w) "TSINING HOUSING ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to Tsining Housing, as of December 31, 2005 as set forth in Schedule "L" hereto;

      (x) "TSINING HOUSING ASSETS" means the undertaking and all the property and assets of the Tsining Housing Business of every kind and description wheresoever situated including, without limitation, Tsining Housing Equipment, Tsining Housing Inventory, Tsining Housing Material Contracts, Tsining Housing Accounts Receivable, Tsining Housing Cash, Tsining Housing Intangible Assets and Tsining Housing Goodwill, and all credit cards, charge cards and banking cards issued to Tsining Housing;

      (y) "TSINING HOUSING BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of Tsining Housing or relating to the Tsining Housing Business as set forth in Schedule "M" hereto;

      (z) "TSINING HOUSING BUSINESS" means all aspects of the business conducted by Tsining Housing;

      (aa) "TSINING HOUSING CASH" means all cash on hand or on deposit to the credit of Tsining Housing on the Closing Date;

      (bb) "TSINING HOUSING DEBT TO RELATED PARTIES" means the debts owed by Tsining Housing and its subsidiaries to the Tsining Housing Shareholders or to any family member thereof, or to any affiliate, director or officer of Tsining Housing or the Tsining Housing Shareholders as described in Schedule "N";

      (cc) "TSINING HOUSING EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the Tsining Housing Business, including, without limitation, the items more particularly described in Schedule "O" hereto;

      (dd) "TSINING HOUSING FINANCIAL STATEMENTS" means collectively, the audited consolidated financial statements of Tsining Housing for two year period ended December 31, 2005, true copies of which are attached as Schedule "J" hereto;

      (ee) "TSINING HOUSING GOODWILL" means the goodwill of the Tsining Housing Business together with the exclusive right of Pacific to represent itself as carrying on the Tsining Housing Business in succession of Tsining Housing subject to the terms hereof, and the right to use any words indicating that the Tsining Housing Business is so carried on including the right to use the name "Tsining Housing" or "Tsining Housing International" or any variation thereof as part of the name of or in connection with the Tsining Housing Business or any part thereof carried on or to be carried on by Tsining Housing, the right to all corporate, operating and trade names associated with the Tsining Housing Business, or any variations of such names as part of or in connection with the Tsining Housing Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Tsining Housing Business, all necessary licenses and authorizations and any other rights used in connection with the Tsining Housing Business;

      (ff) "TSINING HOUSING INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to Tsining Housing Assets and the Tsining Housing Business as described in Schedule "P" hereto;

      (gg) "TSINING HOUSING INTANGIBLE ASSETS" means all of the intangible assets of Tsining Housing, including, without limitation, Tsining Housing Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Tsining Housing and its subsidiaries;

      (hh) "TSINING HOUSING INVENTORY" means all inventory and supplies of the Tsining Housing Business as of December 31, 2005 as set forth in Schedule "Q" hereto;

      (ii) "TSINING HOUSING MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of Tsining Housing in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Tsining Housing is entitled in connection with the Tsining Housing Business whereunder Tsining Housing is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

      (jj) "TSINING HOUSING RELATED PARTY DEBTS" means the debts owed by the Tsining Housing Shareholders or by any family member thereof, or by any affiliate, director or officer of Tsining Housing or the Tsining Housing Shareholders, to Tsining Housing as described in Schedule "S"; and

      (kk) "TSINING HOUSING SHARES" means all of the issued and outstanding shares of Tsining Housing's equity stock.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

CAPTIONS AND SECTION NUMBERS

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

SECTION REFERENCES AND SCHEDULES

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning Pacific

         Schedule "A"        Pacific Financial Statements
         Schedule "B"        Pacific Accounts Payable and Liabilities
         Schedule "C"        Pacific Accounts Receivable
         Schedule "D"        Pacific Bank Accounts
         Schedule "E"        Pacific Debts to Related Parties
         Schedule "F"        Pacific Equipment
         Schedule "G"        Pacific Insurance Policies
         Schedule "H"        Pacific Inventory
         Schedule "I"        Pacific Material Contracts

Information concerning Tsining Housing

         Schedule "J"        Tsining Housing Financial Statements
         Schedule "K"        Tsining Housing Accounts Payable and Liabilities
         Schedule "L"        Tsining Housing Accounts Receivable
         Schedule "M"        Tsining Housing Bank Accounts
         Schedule "N"        Tsining Housing Debts to Related Parties
         Schedule "O"        Tsining Housing Equipment
         Schedule "P"        Tsining Housing Insurance Policies
         Schedule "Q"        Tsining Housing Inventory
         Schedule "R"        Tsining Housing Material Contracts
         Schedule "S"        Tsining Housing Related Party Debts


SEVERABILITY OF CLAUSES

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

SALE OF SHARES

2.1 The Tsining Housing Shareholders hereby agree to sell to Pacific the Tsining Housing Shares in exchange for the Acquisition Shares on the Closing Date and to transfer to Pacific on the Closing Date a 100% undivided interest in and to the Tsining Housing Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

ALLOCATION OF CONSIDERATION

2.2 The Acquisition Shares shall be allocated to the Tsining Housing Shareholders, as set forth on Schedule 2.2 attached hereto and made a part hereof.

ADHERENCE WITH APPLICABLE SECURITIES LAWS

2.2 The Tsining Housing Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

      (a)   the sale is to Pacific;

      (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

      (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to Pacific an opinion of counsel to that effect or such other written opinion as may be reasonably required by Pacific.

      The Tsining Housing Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

            "THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

            The Tsining Housing Shareholders further represent and acknowledge that:

            (a) The Tsining Housing Shareholders are located outside the United States;

            (b) The Tsining Housing Shareholders are not aware of any advertisement of any of the shares be issued hereunder;

            (c) The Tsining Housing Shareholders will not acquire the shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the shares; provided, however, that the Tsining Housing Shareholders may sell or otherwise dispose of the shares pursuant to registration of the shares pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

            (d) The Tsining Housing Shareholders agree that Pacific will refuse to register any transfer of the shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws; and

            (e) The Tsining Housing Shareholders understand and agree that offers and sales of any of the shares, prior to the expiration of a period of one year after the date of transfer of the shares (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with all applicable securities laws;

            (f) The Tsining Housing Shareholders understand and agree not to engage in any hedging transactions involving the Acquisition Shares prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the provisions of the 1933 Act;

            (g) The Tsining Housing Shareholders hereby acknowledge and agree to Pacific making a notation on its records or giving instructions to the registrar and transfer agent of Pacific in order to implement the restrictions on transfer set forth and described herein.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                   OF PACIFIC

REPRESENTATIONS AND WARRANTIES

3.1 Pacific hereby represents and warrants in all material respects to Tsining Housing and the Tsining Housing Shareholders, with the intent that Tsining Housing and the Tsining Housing Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

PACIFIC - CORPORATE STATUS AND CAPACITY

      (a) Incorporation. Pacific is a corporation duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

      (b) Carrying on Business. Pacific conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. Pacific is duly authorized to carry on such business in British Columbia, Canada. The nature of the Pacific Business does not require Pacific to register or otherwise be qualified to carry on business in any other jurisdictions;

      (c) Corporate Capacity. Pacific has the corporate power, capacity and authority to own the Pacific Assets and to enter into and complete this Agreement;

      (d) Reporting Status; Listing. Pacific is required to file current reports with the Securities and Exchange Commission pursuant to section 12(g) of the Securities Exchange Act of 1934, the Pacific Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by Pacific with the Securities and Exchange Commission or NASD have been timely filed;

PACIFIC - CAPITALIZATION

      (e) Authorized Capital. The authorized capital of Pacific consists of 100,000,000 Pacific Common Shares, $0.001 par value, of which 1,500,000 Pacific Common Shares are presently issued and outstanding;

      (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Pacific Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of Pacific;

PACIFIC - RECORDS AND FINANCIAL STATEMENTS

      (g) Charter Documents. The charter documents of Pacific have not been altered since its incorporation, except as filed in the record books of Pacific;

      (h) Corporate Minute Books. The corporate records of Pacific are complete and each of the minutes accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Pacific which required director or shareholder approval are reflected in the corporate records of Pacific. Pacific is not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

      (i) Pacific Financial Statements. The Pacific Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Pacific, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Pacific Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (j) Pacific Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Pacific which are not disclosed in Schedule "B" hereto or reflected in the Pacific Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Pacific Financial Statements, and Pacific has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Pacific as of December 31, 2005, are described in Schedule "B" hereto;

      (k) Pacific Accounts Receivable. All the Pacific Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Pacific, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Pacific as of December 31, 2005, are described in Schedule "C" hereto;

      (l) Pacific Bank Accounts. All of the Pacific Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "D" hereto;

      (m) No Debt to Related Parties. Except as disclosed in Schedule "E" hereto, Pacific is not, and on Closing will not be, indebted to any affiliate, director or officer of Pacific except accounts payable on account of bona fide business transactions of Pacific incurred in normal course of the Pacific Business, including employment agreements, none of which are more than 30 days in arrears;

      (n) No Related Party Debt to Pacific. No director or officer or affiliate of Pacific is now indebted to or under any financial obligation to Pacific on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

      (o) No Dividends. No dividends or other distributions on any shares in the capital of Pacific have been made, declared or authorized since the date of Pacific Financial Statements;

      (p) No Payments. No payments of any kind have been made or authorized since the date of the Pacific Financial Statements to or on behalf of officers, directors, shareholders or employees of Pacific or under any management agreements with Pacific, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Pacific;

      (r)   No Adverse Events. Since the date of the Pacific Financial
            Statements

            (i) there has not been any material adverse change in the consolidated financial position or condition of Pacific, its liabilities or the Pacific Assets or any damage, loss or other change in circumstances materially affecting Pacific, the Pacific Business or the Pacific Assets or Pacific' right to carry on the Pacific Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Pacific, the Pacific Business or the Pacific Assets,

            (iii) there has not been any material increase in the compensation payable or to become payable by Pacific to any of Pacific' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the Pacific Business has been and continues to be carried on in the ordinary course,

            (v) Pacific has not waived or surrendered any right of material value,

            (vi) Pacific has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

            (vii) no capital expenditures in excess of $10,000 individually or
                  $30,000 in total have been authorized or made.

PACIFIC - INCOME TAX MATTERS

      (s) Tax Returns. All tax returns and reports of Pacific required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Pacific or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Pacific. Pacific is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

PACIFIC - APPLICABLE LAWS AND LEGAL MATTERS

      (u) Licenses. Pacific does not require any licenses for carrying on the Pacific Business in the manner in which it has heretofore been carried on;

      (v) Applicable Laws. Pacific has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Pacific Business, and to Pacific' knowledge, Pacific is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Pacific Business;

      (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Pacific, the Pacific Business, or any of the Pacific Assets nor does Pacific have any knowledge of any deliberate act or omission of Pacific that would form any material basis for any such action or proceeding;

      (x) No Bankruptcy. Pacific has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Pacific and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Pacific;

      (y) Labor Matters. Pacific is not party to any collective agreement relating to the Pacific Business with any labor union or other association of employees and no part of the Pacific Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Pacific, has made any attempt in that regard;

      (z) Finder's Fees. Pacific is not party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION AND PERFORMANCE OF AGREEMENT

      (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Pacific;

      (bb) No Violation or Breach. The execution and performance of this Agreement will not:

            (i) violate the charter documents of Pacific or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Pacific is party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, the Pacific Material Contracts, or any right or rights enjoyed by Pacific,

            (iii) result in any alteration of Pacific's obligations under any agreement to which Pacific is party including, without limitation, the Pacific Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Pacific Assets,

            (v) result in the imposition of any tax liability to Pacific relating to the Pacific Assets, or

            (vi)  violate any court order or decree to which Pacific is subject;

THE PACIFIC ASSETS - OWNERSHIP AND CONDITION

      (cc) Business Assets. The Pacific Assets comprise all of the property and assets of the Pacific Business, and no other person, firm or corporation owns any assets used by Pacific in operating the Pacific Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "F" or "I" hereto;

      (dd) Title. Pacific is the legal and beneficial owner of the Pacific Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "F" or "I" hereto;

      (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Pacific Assets;

      (ff) Pacific Insurance Policies. Pacific maintains the public liability insurance and insurance against loss or damage to the Pacific Assets and the Pacific Business as described in Schedule "G" hereto;

      (gg) Pacific Material Contracts. The Pacific Material Contracts listed in Schedule "I" constitute all of the material contracts of Pacific;

      (hh) No Default. There has not been any default in any material obligation of Pacific or any other party to be performed under any of the Pacific Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and Pacific is not aware of any default in the obligations of any other party to any of the Pacific Material Contracts;

      (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Pacific. Pacific is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

PACIFIC ASSETS - PACIFIC EQUIPMENT

      (jj) Pacific Equipment. The Pacific Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

PACIFIC ASSETS - PACIFIC GOODWILL AND OTHER ASSETS

      (kk) Pacific Goodwill. Pacific does not carry on the Pacific Business under any other business or trade names. Pacific does not have any knowledge of any infringement by Pacific of any patent, trademarks, copyright or trade secret;

THE PACIFIC BUSINESS

      (ll) Maintenance of Business. Since the date of the Pacific Financial Statements, Pacific has not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

      (mm) Subsidiaries. Pacific does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

PACIFIC - ACQUISITION SHARES

      (nn) Acquisition Shares. The Acquisition Shares when delivered to the Tsining Housing Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Pacific, in all cases subject to the provisions and restrictions of all applicable securities laws.

NON-MERGER AND SURVIVAL

3.2 The representations and warranties of Pacific contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Tsining Housing or the Tsining Housing Shareholders, the representations and warranties of Pacific shall survive the Closing.

INDEMNITY

3.3 Pacific agrees to indemnify and save harmless Tsining Housing and the Tsining Housing Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Pacific to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Pacific to Tsining Housing or the Tsining Housing Shareholders hereunder.

                                    ARTICLE 4
                              COVENANTS OF PACIFIC

COVENANTS

4.1 Pacific covenants and agrees with Tsining Housing and the Tsining Housing Shareholders that it will:

      (a) Conduct of Business. Until the Closing, conduct the Pacific Business diligently and in the ordinary course consistent with the manner in which the Pacific Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use its best efforts to preserve the Pacific Business and the Pacific Assets and, without limitation, preserve for Tsining Housing Pacific's relationships with any third party having business relations with them;

      (c) Access. Until the Closing, give Tsining Housing, the Tsining Housing Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of Pacific, and furnish to Tsining Housing, the Tsining Housing Shareholders and their representatives all such information as they may reasonably request;

      (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Pacific Assets notwithstanding the change in control of Tsining Housing arising from the Acquisition;

      (e) Stock Dividend. Within ten (10) days from the Closing Date, Pacific shall effectuate an eight-for-one forward split of the Pacific Common Shares by way of stock dividend;

      (f) Name Change. Forthwith after the Closing, take such steps are required to change the name of Pacific to "China Housing & Land Development, Inc." or such similar name as may be acceptable to the board of directors of Tsining Housing; and

      (g) Sale of Business. Within thirty (30) days from the Closing Date, Pacific shall sell its business operations, as they exist immediately prior to the Closing, to Deljit Bains. In consideration of the sale, Deljit Bains shall forgive all debt owned to her by Pacific (in the amount of $1,556). Other than indebtedness of Tsining Housing, Pacific shall have no indebtedness or other liability of any kind or nature after the sale of the business to Deljit Bains, save and except for liabilities incurred in connection with the Acquisition.

      (h) Return of Shares. Concurrently with the Closing, Deljit Bains and Davinder Bains shall return to Pacific without further consideration the 1,000,000 Pacific Common Shares which they own.

AUTHORIZATION

4.2 Pacific hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Pacific to release any and all information in their possession respecting Pacific to the Tsining Housing Shareholders. Pacific shall promptly execute and deliver to the Tsining Housing Shareholders any and all consents to the release of information and specific authorizations which the Tsining Housing Shareholders reasonably requires to gain access to any and all such information.

SURVIVAL

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Tsining Housing and the Tsining Housing Shareholders.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                        THE TSINING HOUSING SHAREHOLDERS

REPRESENTATIONS AND WARRANTIES

5.1 The Tsining Housing Shareholders hereby jointly and severaly represent and warrant in all material respects to Pacific, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

TSINING HOUSING - COMPANY STATUS AND CAPACITY

      (a) Formation. Tsining Housing is a company duly formed and validly subsisting under the laws of the People's Republic of China;

      (b) Carrying on Business. Tsining Housing carries on the Tsining Housing Business primarily in the People's Republic of China and does not carry on any material business activity in any other jurisdiction. Tsining Housing is duly authorized to carry on the Tsining Housing Business in the People's Republic of China. The nature of the Tsining Housing Business does not require Tsining Housing to register or otherwise be qualified to carry on business in any other jurisdiction;

      (c) Legal Capacity. Tsining Housing has the legal power, capacity and authority to own Tsining Housing Assets, to carry on the Business of Tsining Housing and to enter into and complete this Agreement;

TSINING HOUSING - CAPITALIZATION

      (d) Authorized Capital. The authorized capital of Tsining Housing consists of 50,000,000 shares of capital stock;

      (e) Ownership of Tsining Housing Shares. The registered, issued and outstanding share capital of Tsining Housing will on Closing consist of 50,000,000 capital shares (being the Tsining Housing Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Tsining Housing Shareholders will be at Closing the registered and beneficial owners of the 50,000,000 Tsining Housing Shares. The Tsining Housing Shares owned by the Tsining Housing Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

      (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Tsining Housing Shares held by the Tsining Housing Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Tsining Housing;

      (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Tsining Housing Shares contained in the charter documents of Tsining Housing or under any agreement;

TSINING HOUSING - RECORDS AND FINANCIAL STATEMENTS

      (h) Charter Documents. The charter documents of Tsining Housing have not been altered since its formation date, except as filed in the record books of Tsining Housing;

      (i) Minute Books. The minute books of Tsining Housing are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Tsining Housing which required director or shareholder approval are reflected on the corporate minute books of Tsining Housing. Tsining Housing is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

      (j) Tsining Housing Financial Statements. The Tsining Housing Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Tsining Housing as of the date thereof, and the sales and earnings of the Tsining Housing Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (k) Tsining Housing Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Tsining Housing which are not disclosed in Schedule "K" hereto or reflected in the Tsining Housing Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Tsining Housing Financial Statements, and Tsining Housing has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Tsining Housing as of December 31, 2005 are described in Schedule "K" hereto;

      (l) Tsining Housing Accounts Receivable. All the Tsining Housing Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Tsining Housing Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Tsining Housing as of December 31, 2005, are described in Schedule "L" hereto;

      (m) Tsining Housing Bank Accounts. All of the Tsining Housing Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "M" hereto;

      (n) No Debt to Related Parties. Except as disclosed in Schedule "N" hereto, Tsining Housing is not and on Closing will not be, indebted to the Tsining Housing Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Tsining Housing or the Tsining Housing Shareholders except accounts payable on account of bona fide business transactions of Tsining Housing incurred in normal course of Tsining Housing Business, including employment agreements with the Tsining Housing Shareholders, none of which are more than 30 days in arrears;

      (o) No Related Party Debt to Tsining Housing. Except as set forth on Schedule "S" hereto, no Tsining Housing Shareholder nor any director, officer or affiliate of Tsining Housing is now indebted to or under any financial obligation to Tsining Housing on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

      (p) No Dividends. No dividends or other distributions on any shares in the capital of Tsining Housing have been made, declared or authorized since the date of the Tsining Housing Financial Statements;

      (q) No Payments. No payments of any kind have been made or authorized since the date of the Tsining Housing Financial Statements to or on behalf of the Tsining Housing Shareholders or to or on behalf of officers, directors, shareholders or employees of Tsining Housing or under any management agreements with Tsining Housing, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Tsining Housing, except as set forth in the Tsining Housing Financial Statements;

      (s)   No Adverse Events. Since the date of the Tsining Housing Financial
            Statements:

            (i) there has not been any material adverse change in the consolidated financial position or condition of Tsining Housing, its liabilities or the Tsining Housing Assets or any damage, loss or other change in circumstances materially affecting Tsining Housing, the Tsining Housing Business or the Tsining Housing Assets or Tsining Housing's right to carry on the Tsining Housing Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Tsining Housing, the Tsining Housing Business or the Tsining Housing Assets,

            (iii) there has not been any material increase in the compensation payable or to become payable by Tsining Housing to the Tsining Housing Shareholders or to any of Tsining Housing's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the Tsining Housing Business has been and continues to be carried on in the ordinary course,

            (v) Tsining Housing has not waived or surrendered any right of material value,

            (vi) Tsining Housing has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

            (vii) no capital expenditures in excess of $10,000 individually or
                  $30,000 in total have been authorized or made;

TSINING HOUSING - INCOME TAX MATTERS

      (t) Tax Returns. All tax returns and reports of Tsining Housing required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Tsining Housing or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Tsining Housing. Tsining Housing is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

TSINING HOUSING - APPLICABLE LAWS AND LEGAL MATTERS

      (v) Licenses. Tsining Housing holds all licenses and permits as may be requisite for carrying on the Tsining Housing Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Tsining Housing Business;

      (w) Applicable Laws. Tsining Housing has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Tsining Housing Business, and, to the knowledge of the Tsining Housing Shareholders, Tsining Housing is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Tsining Housing Business;

      (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Tsining Housing, the Tsining Housing Business, or any of the Tsining Housing Assets, nor do the Tsining Housing Shareholders have any knowledge of any deliberate act or omission of Tsining Housing that would form any material basis for any such action or proceeding;

      (y) No Bankruptcy. Tsining Housing has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Tsining Housing and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Tsining Housing;

      (z) Labor Matters. Tsining Housing is not party to any collective agreement relating to the Tsining Housing Business with any labor union or other association of employees and no part of the Tsining Housing Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Tsining Housing Shareholders, has made any attempt in that regard;

      (aa) Finder's Fees. Tsining Housing is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION AND PERFORMANCE OF AGREEMENT

      (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Tsining Housing;

      (cc) No Violation or Breach. The execution and performance of this Agreement will not

            (i) violate the charter documents of Tsining Housing or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Tsining Housing is a party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, Tsining Housing Material Contracts, or any right or rights enjoyed by Tsining Housing,

            (iii) result in any alteration of Tsining Housing's obligations under any agreement to which Tsining Housing is a party including, without limitation, the Tsining Housing Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Tsining Housing Assets,

            (v) result in the imposition of any tax liability to Tsining Housing relating to Tsining Housing Assets or the Tsining Housing Shares, or

            (vi) violate any court order or decree to which either Tsining Housing is subject;

TSINING HOUSING ASSETS - OWNERSHIP AND CONDITION

      (dd) Business Assets. The Tsining Housing Assets, comprise all of the property and assets of the Tsining Housing Business, and neither the Tsining Housing Shareholders nor any other person, firm or corporation owns any assets used by Tsining Housing in operating the Tsining Housing Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "O" or "R" hereto;

      (ee) Title. Tsining Housing is the legal and beneficial owner of the Tsining Housing Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "O" or "R" hereto;

      (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Tsining Housing Assets;

      (gg) Tsining Housing Insurance Policies. Tsining Housing maintains the public liability insurance and insurance against loss or damage to the Tsining Housing Assets and the Tsining Housing Business as described in Schedule "P" hereto;

      (hh) Tsining Housing Material Contracts. The Tsining Housing Material Contracts listed in Schedule "R" constitute all of the material contracts of Tsining Housing;

      (ii) No Default. There has not been any default in any material obligation of Tsining Housing or any other party to be performed under any of Tsining Housing Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and Tsining Housing is not aware of any default in the obligations of any other party to any of the Tsining Housing Material Contracts;

      (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Tsining Housing. Tsining Housing is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

TSINING HOUSING ASSETS - TSINING HOUSING EQUIPMENT

      (kk) Tsining Housing Equipment. The Tsining Housing Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

TSINING HOUSING ASSETS - TSINING HOUSING GOODWILL AND OTHER ASSETS

      (ll) Tsining Housing Goodwill. Tsining Housing carries on the Tsining Housing Business only under the name "Xi'an Tsining Housing Devlopment Co., Ltd." and variations thereof and under no other business or trade names. The Tsining Housing Shareholders do not have any knowledge of any infringement by Tsining Housing of any patent, trademark, copyright or trade secret;

THE BUSINESS OF TSINING HOUSING

      (mm) Maintenance of Business. Since the date of the Tsining Housing Financial Statements, the Tsining Housing Business has been carried on in the ordinary course and Tsining Housing has not entered into any material agreement or commitment except in the ordinary course; and

      (nn) Subsidiaries. Tsining Housing does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

NON-MERGER AND SURVIVAL

5.2 The representations and warranties of Tsining Housing contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Pacific, the representations and warranties of Tsining Housing shall survive the Closing.

INDEMNITY

5.3 The Tsining Housing Shareholders agree to indemnify and save harmless Pacific from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Tsining Housing Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Tsining Housing or the Tsining Housing Shareholders to Pacific hereunder.


                                    ARTICLE 6
                        COVENANTS OF TSINING HOUSING AND
                        THE TSINING HOUSING SHAREHOLDERS

COVENANTS

6.1 Tsining Housing and the Tsining Housing Shareholders covenant and agree with Pacific that they will:

      (a) Conduct of Business. Until the Closing, conduct the Tsining Housing Business diligently and in the ordinary course consistent with the manner in which the Tsining Housing Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Tsining Housing Business and the Tsining Housing Assets and, without limitation, preserve for Pacific Tsining Housing's relationships with their suppliers, customers and others having business relations with them;

      (c) Access. Until the Closing, give Pacific and its representatives full access to all of the properties, books, contracts, commitments and records of Tsining Housing relating to Tsining Housing, the Tsining Housing Business and the Tsining Housing Assets, and furnish to Pacific and its representatives all such information as they may reasonably request;

      (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Tsining Housing Assets, including the Tsining Housing Material Contracts, notwithstanding the change in control of Tsining Housing arising from the Acquisition;

      (e) Reporting and Internal Controls. From and after the Closing, the Tsining Housing Shareholders shall forthwith take all required actions to implement internal controls on the business of Tsining Housing to ensure that Tsining Housing and Pacific comply with
            Section 13(b)(2) of the Securities and Exchange Act of 1934;

      (f) Stock Dividend. Within ten (10) days from the Closing Date, Tsining Housing and the Tsining Housing Shareholders shall cause Pacific to effectuate an eight-for-one forward split of the Pacific Common Shares by way of stock dividend;

      (g) Name Change. Forthwith after the Closing, Tsining Housing and the Tsining Housing Shareholders shall take such steps are required to change the name of Pacific to "China Housing & Land Development, Inc." or such similar name as may be acceptable to the board of directors of Pacific;

      (h) Sale of Business. Within thirty (30) days from the Closing Date, Pacific shall sell its business operations, as they exist immediately prior to the Closing, to Deljit Bains. In consideration of the sale, Deljit Bains shall forgive all debt owned to her by Pacific (in the amount of $1,556);

      (i) No Reverse Stock Splits. For a period of twelve (12) months following the Closing, not take any action to cause or result in any way in a reverse stock split of the capital stock of Pacific; and

      (j) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

AUTHORIZATION

6.2 Tsining Housing hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Tsining Housing to release any and all information in their possession respecting Tsining Housing to Pacific. Tsining Housing shall promptly execute and deliver to Pacific any and all consents to the release of information and specific authorizations which Pacific reasonably require to gain access to any and all such information. Tsining Housing Shareholders hereby authorize Lu Pingji to execute all certificates or other representations required to complete the transactions contemplated by this Agreement.

SURVIVAL

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Pacific.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

CONDITIONS PRECEDENT IN FAVOR OF PACIFIC

7.1 Pacific's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

      (a) all documents or copies of documents required to be executed and delivered to Pacific hereunder will have been so executed and delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Tsining Housing or the Tsining Housing Shareholders at or prior to the Closing will have been complied with or performed;

      (c) title to the Tsining Housing Shares held by the Tsining Housing Shareholders and to the Tsining Housing Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Tsining Housing Shares shall be duly transferred to Pacific;

      (d)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of Tsining Housing, its liabilities or the Tsining Housing Assets or any damage, loss or other change in circumstances materially and adversely affecting Tsining Housing, the Tsining Housing Business or the Tsining Housing Assets or Tsining Housing's right to carry on the Tsining Housing Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Tsining Housing or the Tsining Housing Business (whether or not covered by insurance) materially and adversely affecting Tsining Housing, the Tsining Housing Business or the Tsining Housing Assets; and

      (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.


WAIVER BY PACIFIC

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Pacific and any such condition may be waived in whole or in part by Pacific at or prior to the Closing by delivering to Tsining Housing a written waiver to that effect signed by Pacific. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Pacific shall be released from all obligations under this Agreement.

CONDITIONS PRECEDENT IN FAVOR OF TSINING HOUSING AND THE TSINING HOUSING SHAREHOLDERS

7.3 The obligations of Tsining Housing and the Tsining Housing Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

      (a) all documents or copies of documents required to be executed and delivered to Tsining Housing hereunder will have been so executed and delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Pacific at or prior to the Closing will have been complied with or performed;

      (c) Pacific will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Tsining Housing at the Closing and the Acquisition Shares will be registered on the books of Pacific in the name of the Tsining Housing Shareholders at the time of Closing;

      (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

      (e)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of Pacific, its liabilities or the Pacific Assets or any damage, loss or other change in circumstances materially and adversely affecting Pacific, the Pacific Business or the Pacific Assets or Pacific' right to carry on the Pacific Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Pacific or the Pacific Business (whether or not covered by insurance) materially and adversely affecting Pacific, the Pacific Business or the Pacific Assets;

      (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

      (g) Deljit Bains and Davinder Bains shall have returned to Pacific without further consideration the 1,000,000 Pacific Common Shares which they own;

      (h) all officers and all members of the board of directors of Pacific other than Davinder Bains shall have resigned from Pacific; and

      (i) the satisfaction of all liabilities of Pacific on or prior to the Closing Date, other than (i) those liabilities to be transferred to Deljit Bains, (ii) liabilities incurred in connection with the Acquisition, and (iii) additional liabilities not to exceed $5,000 in the aggregate.

WAIVER BY TSINING HOUSING AND THE TSINING HOUSING SHAREHOLDERS

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Tsining Housing and the Tsining Housing Shareholders and any such condition may be waived in whole or in part by Tsining Housing or the Tsining Housing Shareholders at or prior to the Closing by delivering to Pacific a written waiver to that effect signed by Tsining Housing and the Tsining Housing Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Tsining Housing and the Tsining Housing Shareholders shall be released from all obligations under this Agreement.

NATURE OF CONDITIONS PRECEDENT

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

TERMINATION

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before April 30, 2006, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

CONFIDENTIALITY

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Tsining Housing and Pacific and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Pacific will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of Pacific's filings with the Securities and Exchange Commission.



                                    ARTICLE 8
                                      RISK

MATERIAL CHANGE IN THE BUSINESS OF TSINING HOUSING

8.1 If any material loss or damage to the Tsining Housing Business occurs prior to Closing and such loss or damage, in Pacific' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Pacific shall, within two (2) days following any such loss or damage, by notice in writing to Tsining Housing, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

      (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Pacific' obligations to carry out the transactions contemplated hereby, be vested in Tsining Housing or otherwise adequately secured to the satisfaction of Pacific on or before the Closing Date.

MATERIAL CHANGE IN THE PACIFIC BUSINESS

8.2 If any material loss or damage to the Pacific Business occurs prior to Closing and such loss or damage, in Tsining Housing's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Tsining Housing shall, within two (2) days following any such loss or damage, by notice in writing to Pacific, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

      (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Tsining Housing's obligations to carry out the transactions contemplated hereby, be vested in Pacific or otherwise adequately secured to the satisfaction of Tsining Housing on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

CLOSING

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

DOCUMENTS TO BE DELIVERED BY TSINING HOUSING

9.2 On or before the Closing, Tsining Housing and the Tsining Housing Shareholders will deliver or cause to be delivered to Pacific:

      (a) the original or certified copies of the charter documents of Tsining Housing and all corporate records documents and instruments of Tsining Housing, the corporate seal of Tsining Housing and all books and accounts of Tsining Housing;

      (b) all reasonable consents or approvals required to be obtained by Tsining Housing for the purposes of completing the Acquisition and preserving and maintaining the interests of Tsining Housing under any and all Tsining Housing Material Contracts and in relation to Tsining Housing Assets;

      (c) certified copies of such resolutions of the shareholders and directors of Tsining Housing as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (d) an acknowledgement from Tsining Housing and the Tsining Housing Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

      (e) the certificates or other evidence of ownership of the Tsining Housing Shares, together with such other documents or instruments required to effect transfer of ownership of the Tsining Housing Shares to Pacific; and

      (f) such other documents as Pacific may reasonably require to give effect to the terms and intention of this Agreement.

DOCUMENTS TO BE DELIVERED BY PACIFIC

9.3 On or before the Closing, Pacific shall deliver or cause to be delivered to Tsining Housing and the Tsining Housing Shareholders:

      (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Tsining Housing Common Stock;

      (b) certified copies of such resolutions of the directors of Pacific as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (c) a certified copy of a resolution of the directors of Pacific dated as of the Closing Date appointing the nominees of Tsining Housing as officers of Tsining Housing and appointing the nominee of the Tsining Housing Shareholders to the board of directors of Pacific;

      (d)   undated resignation of Davinder Bains as a director of Pacific;

      (e) an acknowledgement from Pacific of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

      (f) such other documents as Tsining Housing may reasonably require to give effect to the terms and intention of this Agreement.


                                   ARTICLE 10
                              POST-CLOSING MATTERS

      Forthwith after the Closing, Pacific, Tsining Housing and the Tsining Housing Shareholders, as the case may be, agree to use all their best efforts to:

      (a)   issue a news release reporting the Closing;

      (b) file with the Securities and Exchange Commission a report on Form 14f1 disclosing the change in control of Pacific and, 10 days after such filing, forthwith date and accept the resignation of Davinder Bains as a director of Pacific;

      (c) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement within 4 business days of the Closing which includes full Form 10 disclosure and the audited financial statements of Tsining Housing, as well as pro forma financial information of Tsining Housing and Pacific as required by
            Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission;

      (d) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Tsining Housing Shareholders;

      (e) within 10 days of the Closing, take such steps are required to change the name of Pacific to "China Housing & Land Development, Inc." or such similar name as may be acceptable to the board of directors of Pacific; and

      (f) within 10 days of the Closing, take such steps are required to effectuate an eight-for-one forward split of the Pacific Common Shares by way of stock dividend.


                                   ARTICLE 11
                               GENERAL PROVISIONS

ARBITRATION

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

NOTICE

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

ADDRESSES FOR SERVICE

11.3 The address for service of notice of each of the parties hereto is as follows:

      (a)   Pacific:

            Pacific Northwest Productions Inc.
            7164 Scott Road
            Surrey, B.C., Canada V3W 3M8
            Attn:  Deljit Bains, President
            Phone:  (604) 572-9863
            Telecopier: (604) 572-9863


      (b)   Tsining Housing or the Tsining Housing Shareholders:

            Xi'an Tsining Housing Development Co., Ltd.
            6 Youyi Dong Lu, Han Yuan 4 Lou
            Xi'An, Shaanxi Province
            China 710054
            Attn:  Lu Pingji, CEO
            Tel:  86-029-82582632
            Fax: 86-029-82582640

            With a copy to:

            Sichenzia Ross Friedman Ference LLP
            1065 Avenue of the Americas
            New York, New York 10018
            Attn:  Marc Ross, Esq.
            Phone:  (212) 930-9700
            Telecopier:  (212) 930-9725


CHANGE OF ADDRESS

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

FURTHER ASSURANCES

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

TIME OF THE ESSENCE

11.6 Time is expressly declared to be the essence of this Agreement.

ENTIRE AGREEMENT

11.7 The provisions contained herein constitute the entire agreement among Tsining Housing, the Tsining Housing Shareholders and Pacific respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Tsining Housing, the Tsining Housing Shareholders and Pacific with respect to the subject matter hereof.

ENUREMENT

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

ASSIGNMENT

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

COUNTERPARTS

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

APPLICABLE LAW

11.11 This Agreement is subject to the laws of the State of New York.



                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                                   PACIFIC NORTHWEST
                                                   PRODUCTIONS INC.



                                                   By: /s/ DELJIT BAINS
                                                       ----------------------
                                                       Deljit Bains, President



                                                   XI'AN TSINING HOUSING
                                                   DEVELOPMENT CO., LTD.



                                                   By:  /s/ LU PINGJI
                                                        ------------------------
                                                        Lu Pingji, Chairman



                                                   SHAREHOLDERS



                                                   /s/ TONG QIANG
                                                   --------------------------
                                                   Tong Qiang



                                                   /s/ NIE FANG
                                                   -----------------------------
                                                   Nie Fang



                                                   /s/ LIU PENGFEI
                                                   Liu Pengfei



                                                   /s/ CHEN WEIDONG
                                                   Chen Weidong



                                                   /s/ WEI SHUANCUN
                                                   Wei Shuancun



                                                   ZHAO MINGLI
                                                   Zhao Mingli

                                                   /s/ LUO MENG
                                                   --------------------------
                                                   Luo Meng


                                                   /s/ FAN QINGHAI
                                                   Fan Qinghai



                                                   /s/ LIU WEN
                                                   -----------------------------
                                                   Liu Wen